Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS
EASTERN DIVISION

In re	)
	)	Chapter 11
THE EDUCATIONAL RESOURCES INSTITUTE, INC.,	)	Case No. 08-12540
)
Debtor.	)
)

STIPULATION FOR THE TERMINATION OF CERTAIN OF THE DEBTOR’S
STUDENT LOAN PROGRAMS AND SETTLEMENT OF CERTAIN
CLAIMS RELATING THERETO

[UNION FEDERAL SAVING BANK]

This Stipulation (the “Stipulation”) has been entered into between The Education Resources Institute, Inc., as debtor and debtor in possession (the “Debtor”), Union Federal Savings Bank (“UFSB”), and UFSB Private Loan SPV, LLC (“UFSB SPV”).(1)

RECITALS

A.            Founded in 1985, the Debtor is a non-profit organization incorporated under Massachusetts General Laws, chapter 180, located in Boston, Massachusetts.  The Debtor promotes access to higher education through various loan programs, including loan guarantee programs by which the Debtor originates private student loans funded by third party banks, such as UFSB, and guarantees the obligations of the borrowers under those loans.

B.            On April 7, 2008 (the “Filing Date”), the Debtor filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Massachusetts (the “Court”).  The Debtor is continuing to operate its student loan programs as debtor in possession.

(1)   UFSB states that UFSB SPV has acquired certain rights to a portion of the Student Loans and related rights under the Program Documents pursuant to a certain Note Purchase Agreement by and between UFSB and UFSB SPV dated July 18, 2007.  The Debtor alleges that it has no knowledge of the transfer.

C.            Pursuant to certain loan origination, guaranty, and security agreements, including but not limited to the those described on Exhibit A hereto (the “Program Documents”), the Debtor, among other things, (i) was retained as agent for UFSB to originate student loans and perform loan origination services with respect to student loans to be funded by UFSB (the “Student Loans”), and (ii) guaranteed the payment of one hundred percent (100%) of the principal and interest on every Student Loan for which a “Guaranty Event” occurs.

D.            As of the Filing Date, the outstanding principal amount of Student Loans originated pursuant to the Loan Origination Agreement identified on Exhibit A was approximately $477,335,101.11.  The approximate amount of accrued but unpaid interest on such Student Loans as of the Filing Date was $10,867,362.21.

E.             Pursuant to the Program Documents, certain guaranty fees and other amounts have been deposited into a segregated account (the “Pledged Account”) that is presently maintained at Boston Private Bank & Trust Co. (the “Bank”).  The balance in the Pledged Account as of March 18, 2009 was $ 31,623,102.50.  Pursuant to certain of the Program Documents, the Debtor granted UFSB a security interest in certain assets and property, including but not limited to guaranty fees and the Pledged Account, to secure certain of Debtor’s obligations under the Program Documents, including but not limited to its obligations to guaranty the Student Loans.

F.             UFSB SPV alleges that it has acquired certain rights to a portion of the Student Loans and related rights under the Program Documents pursuant to a certain Note Purchase Agreement by and between UFSB and UFSB SPV dated July 18, 2007.

G.            On or about October 16, 2008, UFSB, for itself and on behalf of UFSB SPV, filed a proof of claim (the “Proof of Claim”), alleging a prepetition, contingent secured claim of $30,952,851.76, and a prepetition, contingent unsecured claim of $457,758,468.60.

H.            UFSB alleges that the security interest in the Pledged Account is valid, enforceable, and perfected by, among other things, control and filing.  The Debtor, however, has identified certain issues with the documentation governing UFSB’s security interest and disputes UFSB’s allegations.  UFSB alleges that the net present value of the contingent unsecured claim alleged in the Proof of Claim would exceed $22,000,000.  The Debtor alleges that the net present value of the contingent claim alleged in the Proof of Claim would not exceed the amount in the Pledged Account.

I.              In light of the risks, costs, and delay associated with resolving the disputes among the parties hereto regarding the secured and unsecured claims asserted in the Proof of Claim, the Debtor, UFSB, and UFSB SPV have agreed, upon the terms and subject to the conditions set forth in this Stipulation, to terminate the Program Documents and to settle certain claims relating thereto.

J.             The Debtor believes that the performance of this Stipulation will fully and finally resolve all disputes between the Debtor, UFSB, and UFSB SPV regarding the amount of the guaranty claims that UFSB and/or UFSB SPV could assert against the Debtor and all claims with respect to the Pledged Account and any other collateral.

K.            The Court has the power under §§ 105(a), 362(d), 363(b) and 365 of the Bankruptcy Code and Bankruptcy Rules 4001 and 9019 to authorize the entry of this Stipulation as an order of the Court and the performance of this Stipulation.

NOW, THEREFORE, in consideration of the foregoing Recitals and the promises herein, the parties stipulate and agree to the following:

1.             Termination of Program Documents.  The Program Documents, including those described on Exhibit A hereto are hereby terminated and deemed rejected.

2.             Compromise Payment.  To resolve all disputes among the parties regarding the validity, enforceability and priority of UFSB’s security interests in the collateral pledged by the Debtor, including but not limited to the Pledged Account, UFSB will pay to the Debtor $1,500,000 (the “Compromise Payment”), as provided in paragraph 3 of this Stipulation.

3.             Release of Assets in Pledged Account. To resolve all other disputes and claims of UFSB and/or UFSB SPV and UFSB’s entitlement to relief from the automatic stay, including but not limited to the contingent, unsecured and secured claims alleged in the Proof of Claim, UFSB shall provide the releases set forth in this Stipulation and shall have, for all purposes in this proceeding and all related proceedings, solely an allowed secured claim equal to all amounts in the Pledged Account, excluding the Compromise Payment.  Debtor hereby authorizes and instructs the Bank, and the Bank is hereby directed, within two business days following Bank’s receipt of a copy of the order of the Court approving this Stipulation, in full satisfaction, release and discharge of such secured claim, to remit all of the funds in the Pledged Account to UFSB, except for the Compromise Payment and the Overpayment Amount (defined in paragraph 5 below).  The Bank will send the Compromise Payment and the Overpayment Amount to Debtor’s operating account, pursuant to written funds transfer instructions provided by UFSB to the Bank.  UFSB agrees to provide such written instructions to the Bank within two business days following entry of an order by the Bankruptcy Court approving this Stipulation.  The automatic stay of § 362 of the Bankruptcy Code is hereby lifted to permit UFSB to receive and retain for its own account the funds (other than the Compromise Payment and the Overpayment Amount) in the Pledged Account and to permit the Bank to effectuate the transfer.

4.             Waived Interest Charges.  Upon receipt in full of the funds in the Pledged Account, except for the Compromise Payment and the Overpayment Amount, UFSB and UFSB SPV each waive, any claim relating to accrued interest charges credited to student borrower account balances under the Program Documents, due to delays in disbursements resulting from certain loan disbursement checks drawn by the Debtor not having been honored by the Debtor’s drawee bank during the month of April 2008.

5.             Guaranty Fees.  The Debtor hereby irrevocably and unconditionally waives and relinquishes any existing or future right right or claim that it may have to payment of guarantee fees from UFSB and/or UFSB SPV under the Program Documents; provided, however, that Debtor shall have the right to retain any and all guaranty fees actually paid to the Debtor prior to the Filing Date but not yet deposited into the Pledged Account.  With respect to loans funded after the Filing Date, the Debtor (a) deposited the required portion of guarantee fees into the  Pledged Account but (b) later refunded to UFSB from Debtor’s operating account guaranty fees related to loans cancelled by student borrowers.  The refunds resulted in an overpayment to UFSB of $86,203.78 (the “Overpayment Amount”).  UFSB will pay the overpayment amount to TERI in addition to the Compromise Payment as and when provided in paragraph 3 of this Stipulation.

6.             Rights to Certain Assets.  The Debtor will retain (i) all defaulted loans transferred prior to the Filing Date to Debtor pursuant to the Program Documents using funds in the Pledged Account and (ii) all post-petition recoveries on such defaulted loans.

(a)           Release by UFSB and UFSB SPV. Upon UFSB’s receipt of the funds in the Pledged Account, except for the Compromise Payment and Overpayment Amount, each of UFSB and UFSB SPV hereby irrevocably and unconditionally waives, releases, and discharges the Debtor and its respective attorneys, agents, servants, employees, officers, successors and assigns, from all claims, causes of action, suits, damages, judgments, claims, obligations, rights, defenses, and demands whatsoever, in law or equity, known or unknown, asserted or unasserted, which either UFSB or UFSB SPV ever had, now has or hereafter can, shall or may have against or with respect to the Debtor, including but not limited to all claims against the Debtor under the Program Documents that are based upon a Guaranty Event (as defined in the Guaranty Agreement described on Exhibit A hereto).  Notwithstanding the foregoing, the waiver, release and discharge of this paragraph shall exclude all obligations of the Debtor under, and all rights of UFSB and/or UFSB SPV set forth in, this Stipulation.

(b)           Release by Debtor.  Debtor, on behalf of itself and its bankruptcy estate, hereby irrevocably and unconditionally waives, releases, and discharges each of UFSB and UFSB SPV, and their respective attorneys, agents, servants, employees, officers, successors and assigns, from all claims, causes of action, suits, damages, judgments, obligations, rights, defenses, and demands whatsoever, in law or equity, known or unknown, asserted or unasserted, including but not limited to any and all avoidance actions under section 510, 542, 544, 545, 547, 548, 549, 550, 551 or 553 of the Bankruptcy Code, in each case which the Debtor or its estate ever had, now has or hereafter can, shall or may have against or with respect to UFSB, UFSB SPV, and/or the Program Documents.  Notwithstanding the foregoing, the waiver, release and discharge of this paragraph shall exclude all obligations of the UFSB and/or UFSB SPV under, and all rights of the Debtor set forth in, this Stipulation.

7.             Court Approval.  This Stipulation will be promptly submitted by the Debtor for Court approval on or prior to April 8, 2009.  This Stipulation shall be immediately effective upon entry of an order of the Court approving this Stipulation.  Upon entry, the order shall be effective immediately as a final order for purposes of 28 U.S.C. § 158(a)(1), its effectiveness shall not be stayed pursuant to Bankruptcy Rule 6004(g) and this Stipulation shall thereupon be binding upon the parties hereto and their respective successors and assigns.

8.             Retention of Jurisdiction.  The Court shall retain exclusive jurisdiction to enforce the provisions of this Stipulation and to reconcile any disagreement or inconsistency regarding the terms of this Stipulation.

9.             Entire Agreement.  This Stipulation shall constitute the entire agreement between the parties relating to the specific subject matter herein, supersedes any and all prior agreements, negotiations, representations and understandings, whether written or oral, between the parties and may not be released, supplemented or modified in any manner except by further written agreement signed by a duly authorized officer or representative of each of the parties and to the extent such party is Debtor, such release, supplementation or modification has been approved by the Bankruptcy Court.  No breach of any provisions hereof shall be waived unless consented to by both parties in writing, and to the extent waived by Debtor, such waiver has been approved by the Bankruptcy Court.  Waiver of any one breach of any provision or provisions hereof shall not be deemed to be a waiver of any other breach of the same or another provision hereof.

10.           No Admission of Liability.  Except for the allowance of UFSB’s claim under paragraph 3 of this Stipulation upon its approval by the Court, this Stipulation is not an admission of any liability but is a compromise and settlement, and this Stipulation shall not, except for such claim allowance, be treated as an admission of liability.  All communications (whether oral or in writing) between or among the parties, their counsel, or their respective representatives relating to, concerning or in connection with this Stipulation, or the matters covered hereby and thereby, shall be governed and protected in accordance with Rule 408 of the Federal Rules of Evidence and analogous provisions of the Massachusetts Rules of Evidence to the fullest extent permitted by law.  In the event that Court approval of this Stipulation is not obtained, this Stipulation shall be of no force or effect.

11.           Authorized Signatory.  The signatories hereto represent and warrant to each other that (a) the signatories to this Stipulation are authorized to execute this Stipulation; (b) each has full power and authority to enter into this Stipulation; (c) the execution and delivery of this Stipulation has been approved by all necessary corporate action of each party and, except as provided herein, no further approval or authorization is necessary for this Stipulation to become effective; and (d) this Stipulation is duly executed and delivered, and constitutes a valid and binding agreement in accordance with its terms.

12.           Further Information.  Each party hereto agrees to execute and deliver any and all further documents, and to perform such other acts, as may be necessary or expedient to carry out and make effective this Stipulation.

13.           Counterparts.  This Stipulation may be executed in one or more counterparts and by facsimile, each of which shall be considered effective as an original signature and all of which together shall constitute one and the same agreement.

Dated:                                                             Boston, Massachusetts
March 25, 2009

THE EDUCATION RESOURCES INSTITUTE, INC., debtor and debtor in possession,		UNION FEDERAL SAVINGS BANK

By:	/s/ William Davidson	By:	/s/ Rodney C. Whitwell
Title: Senior Vice President and CFO		Title: Chief Executive Officer

UFSB Private Loan SPV, LLC

By:	/s/ Kenneth Klipper
Title: Vice President

EXHIBIT A

PROGRAM DOCUMENTS

1.                                       Loan Origination Agreement dated as of March 26, 2007, between the Debtor and UFSB (the “Loan Origination Agreement”)

2.                                       Guaranty Agreement dated as of March 26, 2007, between the Debtor and UFSB (the “Guaranty Agreement”)

3.                                       Security Agreement dated as of March 26, 2007, between the Debtor and UFSB

4.                                       Control Agreement dated March 26, 2007, by and among U.S. Bank National Association, UFSB and The First Marblehead Corporation (“FMC”)

5.                                       Security Agreement dated March 31, 2008, between the Debtor and UFSB, replacing the Security Agreement dated March 27, 2007

6.                                       Blocked Account Agreement among UFSB, as depository institution and secured party, FMC, and the Debtor, dated March 31, 2008

7.                                       Control Agreement dated October 30, 2008, by and among Boston Private Bank & Trust Co., UFSB, and the Debtor